Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: February 2011

	Required Documents	Document Attached	Previously Submitted	Explanation Attached
1.	Income Statement (profit and loss statement).	( X )	( )	( )
2.	Comparative Balance Sheet.	( X )	( )	( )
3.	Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4.	Statement of Aged Receivables.	( X )	( )	( )
5.	Statement of Aged Payables.	( X )	( )	( )
6.	Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7.	Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: March 14, 2011
Principal Accounting Officer Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011
Income
Gain on sale of assets	$—	$—	$37,020	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660
Occupancy	—	971	595		—
Director Fees	—	—	750	2,500	3,500
Investor Relations	692	234	—	—	—
Service Contracts	—	89	—	—	—
Ongoing Professional costs	—	1,646	2,334	12,298	5,529
Professionals	—	—	65,179		—
Interest Expense DIP loan	—	1,700	4,038	—	—
Loan Fee	—	100,000	—	—	—
Special Cousel	—	332,726	162,000	16,000	15,381
Debtor’s Counsel	—	75,540	50,854	24,139	20,549

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,620

Net Loss	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,620)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,703
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,703

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,867

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,288)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,816)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: February 28, 2011

Cash Receipts

Date	Description (Source)	Amount
	Beginning Cash Balance	$5,910,113.49
		$—

	Total Cash Receipts	$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: February 28, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
2/2/2011	Bank Check	US Trustee	Quarterly Fees	$4,875.00
	1012		Check voided
2/28/2011	1013	J. Frank Armijo	February 2011 Board Fees	700.00	*
2/28/2011	1014	Kay C. Carnes	February 2011 Board Fees	700.00	*
2/28/2011	1015	Craig D. Eerkes	February 2011 Board Fees	700.00	*
2/28/2011	1016	Donald H. Swartz	February 2011 Board Fees	700.00
2/28/2011	1017	P. Mike Taylor	February 2011 Board Fees	700.00	*
2/28/2011	1018	IST Shareholder Services	Post petition unpaid bills for various services	5,529.38	*

Total Cash Disbursements				$13,904.38

Adjustments (explain)				$—

Ending Cash Balance (must be reconcile to the bank statement for account cited above)				$5,896,209.11

* Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount
1/25/2011	1009	J. Frank Armijo	January 2011 Board Fees	500.00

AMERICANWEST BANCORPORATION DEBTOR IN POSSESSION

100605591

Operations TEST

Feb 28, 2011

Pg 1 of 1

Ban Control02/01/2011 Beginning Balance5,911,113.490 Deposits/OtherCredits

+

.OO

3

Checks/OtherDebits

-

6,075.00

02/28/2011 Ending Balance

28 Days in Statement Period

5,905,038.49

------- Checks listed in numerical order;

( * ) indicates gap

in sequence -------

Check Date

Amount

Check Date

Amount

02/02

4,875.00

1016* 02/25

700.00

1008 02/01

500.00

Daily Ending Balance

02/01

5,910,613.49

02/02 5,905,738.49

02/25 5,905,038.49

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending February 28, 2011

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending February 28, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$68,037	$19,853	$24,139	$9,852	$14,193
	Morrison Foerster	$122,256	$16,077	$16,000	$25,411	$64,767
	Sandler O'Neil	$13,000	$—	$—	$13,000	$—
	Patrick J. Rusnak Services Performed	$2,150	$900	$1,250	$—	$—
	Jay Simmons Services Performed	$4,860	$1,860	$3,000	$—	$—
	Shelly L. Krasselt Services Performed	$2,400	$900	$1,500	$—	$—

	Totals	$212,702	$39,590	$45,889	$48,263	$78,960

	Accounts Payable Reconciliation
	Opening Balance	$177,988
	Total New Indebtedness Incurred this Month	$39,590

	Balance	$217,578

	Amount paid on Prior Accounts Payable	$4,875

	Closing Balance	$212,703

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Perfonnel

For the Month Ending: February 28, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The projected date for filing the plan and disclosure statement is March 18, 2011.

2. Has the Debtor in Possession, subsequen to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

            :  Yes

    X     :  No             Identify amount, who was paid and the date paid:             N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$2,150
Jay Simmons	EVP, General Counsel and Secretary	Services Performed	$4,860
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$2,400

*List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor's Counsel	11/17/2010	$—	*	$102,349	$116,221
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$—	*	$404,548	$175,559
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid: Debtors Counsel $43,992; Special Counsel $32,077.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	3	*
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	3

Total payroll for the period	$3,660

* It was determined during the month of February, and approved by the Board of Directors, the 3 individuals previously listed as consultants will be treated as part time employees.